EXHIBIT10.22

Long Term Steel Scrap Supply Agreement

Party A: Mitsui & Co. (Shanghai) Ltd.

Tel: 021-38500500

Fax: 021-38500811

Party B: Armco (Lianyungang) Renewable Metals, Inc

Tel: 0518-86083879

Fax: 0518-86083864

Party A and Party B reached an agreement as following:

Party A purchase steel scrap from Party B on a monthly basis.

Type	Quantity(Tons/month)
Heavy Scrap	5000±20%	Actual quantity would varies depending on the
Furnace Burden	5000±20%	market situation.
Shredded Material	5000±20%
Products would be picked up by Party A

Party A would make advance payment for the joint purchase of raw materials and complete final purchase of the steel scrap upon completion of processing services.

The Agreement is valid from 2014-2-20 to 2015-1-20

废钢供销长期合作协议

甲方：三井物产(上海)贸易有限公司	乙方：惠通物产（连云港）再生资源有限公司
地址：上海市世纪大道 100 号 40-41 楼 法定代表人：小野元生 电话：021-38500500 传真：021-38500811	地址：江苏省连云港市连云区板桥办事处烧香河南侧 法定代表人：赵伟刚 电话：0518-86083879 传真：0518-86083864

鉴于：乙方为甲方的长期合作供应商，甲乙双方为维护友好合作关系、确保采购供应的质量和效率，预防各种不正当行为损害双方合法利益，营造公平、公正、公开的市场竞争环境，特订立如下协议。

- **乙方供应货种类名称及规格描述、数量**

品 名	规 格	数量/月（吨）
废钢（重废）	厚：≥6mm 长 60cm × 宽 60cm	5000±20%
废钢（炉料）	厚：4mm-5mm 长 40cm × 宽 40cm	5000±20%
废钢（粉碎料）	堆比重每立方英尺/72 磅（国际标准）	5000±20%
以上货物根据市场情况供货数量会有所变动，双方根据市场情况来调配供货数量，年供需总量约在 15—20 吨。		

以上货物运输方式为甲方自提。

- **数量规定及计算方法**

  以乙方指定场地过磅数量为准作为本甲乙双方合同结算最终重量。对过磅中不符合第三条约定的货物，应予以扣除其数量。过磅重量由买方现场确认签字后生效。

- **质量**

  按照第一条合同约定质量标准执行，并且不含重度油污物、泥土、垃圾、密闭容器及放射性物质、爆炸性物质。

- **检验**

  货物标的检验以第三条要求为准，甲方指派人员现场监督装车。对不符合质量要求的货物可拒绝装车。

- **运输**
  - 甲方负责将合同货物在双方约定的交货期内直接运出乙方指定场地。
  - 本合同货物的重量、质量、污染、损毁以及灭失等风险在运出乙方指定场所地之前由乙方承担，货物交付给甲方、运出乙方指定场地后由甲方承担。

- **付款及交货**

- 甲方在本合同签订之日起 3 个工作日内向乙方按照合同总金额支付全部货款，支付货款方式为现金、电汇，双方在实际业务产生后协商付款方式。

- 每个订单因货物种类有所区别，提货时间双方需进行协商，签订销售合同时双方在合同上注明提货时间及生产周期，甲方在提货前 4 个工作日通知乙方。

- 最终货款根据乙方指定场地实际运出过磅重量进行结算，多退少补。

- 乙方到期未能按合同约定提供甲方所需货物，则甲方有权解除双方签订的销售合同并要求乙方赔偿损失。

- 双方签订销售合同后，如甲方没有及时预付款给乙方，则乙方有权解除双方签订的销售合同并要求甲方赔偿损失。

- 因市场原因或者运输原因甲方推迟提货时间，需提前 5 个工作日内以书面形式通知乙方，所产生的资金占压利息由甲方承担（最迟提货时间不得超出合同规定提货日 30 天）。

- 因天气原因或者生产原因导致乙方延期交货，如对甲方没有造成经济损失的情况下，乙方可以提前以书面形式通知甲方延期交货并承担资金占压利息，如甲方不接受延期交货，乙方需从市场采购同样货物交付给甲方（价格不允许有变动，需按照双方签订的合同价格执行），乙方不准提出任何异议，（最迟交货时间不得超出合同规定提货日 28 天）。

- **票据及单据**
  - 乙方应在发货后 5 个工作日内向甲方开立合法的全额增值税票。
  - 乙方应在开票日当天，采用快递、可靠的方式将增值税票送出，必须确保甲方在开票日之后的 2 天之内收到增值税票。

- **违约**
  - 乙方到期未能按合同约定提供乙方所需废钢原料，则甲方有权解除本合同并要求乙方偿还损失。
  - 若乙方在没有甲方的《提货通知》的情形下擅自放货，则乙方承担一切经济损失。

- **合同确认生效**
  - 因第一条货物市场行情变化波动快，所以双方要以最快的时间对货物进行锁定，乙方出具邮件报盘，甲方需邮件确认。
  - 甲方确认报盘后，甲乙双方审批销售合同，双方签订正式的销售合同。
  - 甲方确认购买乙方所报盘的货物后，如因甲方的原因不履行，所造成乙方的损

失由甲方承担。

- 如甲方确认后，乙方没有按照甲方要求来生产，所出现的质量和数量问题由乙方承担甲方的损失。

- **其他约定**

  - 此长期合作协议需要双方严格执行，甲方不得以无资金购买乙方货物为由拒绝履行合同，乙方并向甲方保证所提供的货物质量合格并且货物价格合理。如果超出甲方所承受范围之内，甲方有权放弃购买，乙方需另行报盘给甲方。

  - 本协议作为甲乙双方之间全部采购供应合同的附件，是每个采购供应合同不可分割的一部分，与合同其他条款具有同等法律效力，但争议解决条款除外。有关本协议的解释、履行等方面的争议，双方应通过友好协商解决。

  - 对本协议的任何修改或补充须由甲乙双方通过友好协商并签署书面文件确定，经双方盖章及授权人签字的书面文件对双方具有约束力。

- **不可抗力**
  - 本合同所称不可抗力是指不能预见、不能避免并不能克服的客观情况。

  - 本合同的任何一方由于不可抗力（包括但不限于战争、水灾、火灾、地震、台风、暴风雪等）而不能履行合同或延迟履行合同，遇有不可抗力一方在不可抗力事件发生后应立即将有关情况通知对方，并应在 3 天内提供详情及合同不能履行或部分不能履行或需要延期履行的理由的有效证明。此项证明文件应由事故发生地区的政府或公证机构出具。

  - 对于一方因不可抗力而未履行或未按约定履行合同义务，双方应依法协商解决，按照事故对履行合同影响的程度，由双方协商决定是否解除本合同，或者部分免除履行，或者延期履行本合同。

- **适用法律及争议解决**
  - 本合同的订立、效力、解释和履行，以及本协议项下发生的争议，均适用中国的法律法规。

  - 在本合同的解释和履行过程中如发生争议，双方首先应协商解决，如协商未果，可依法向原告住所地有管辖的人民法院提起诉讼，违约方应承担守约方处理争议所发生的差旅费、诉讼费、律师费等。

- **其他条款**
  - 本合同自甲乙双方签字盖章之日起生效。

  - 本合同有效期为 2014 年 02 月 20 日-2015 年 01 月 20 日。

- 对本合同的任何修改和补充应由合同双方通过友好协商并签署书面文件确定，所签署的文件与本合同具有同等法律效力。

- 如果本合同的一条或多条条款被适用的法律所禁止或认为不合法，此类禁止或不合法条款的无效并不影响整个合同的合法和有效性。

- 本合同本身若因违反法律规定而归于无效，并不影响合同中关于争议解决条款的效力。发生争议时，合同的争议解决条款对争议双方仍然有效。

- 本合同正本一式二份，甲方与乙方各执一份。

甲方：三井物产(上海)贸易有限公司

MITSUI & CO. (SHANGHAI) LTD.

授权代表签字：

KAZUHIRO SEKIGUCHI
GENERAL MANAGER
MINERAL& METAL RESOURCES DIVISION

日期：

乙方：惠通物产（连云港）再生资源有限公司

授权代表签字：

日期：